UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    July 13, 2004



                           BIOPHAN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              NEVADA                   0-26057                82-0507874
  ----------------------------     -------------          -------------------
  (State or other jurisdiction      (Commission            (I.R.S. Employer
        of incorporation)           File Number)          Identification No.)


      150 LUCIUS GORDON DRIVE,  SUITE 215
            WEST HENRIETTA, NEW YORK                     14586
      ---------------------------------------          ---------
      (Address of principal executive offices)         (Zip code)



                                 (585) 214-2441
                         -------------------------------
                         (Registrant's telephone number)

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Item 9. Regulation FD Disclosure

On July 13, 2004, the Company held its Annual Stockholders Meeting and, in addition to the conduct of regular business matters, announced that John Lanzafame, former President of STS Polymers, which was acquired earlier this year by Angiotech Pharmaceuticals (NasdaqNM:ANPI), is leading Biophan's efforts related to the use of the Company's nanomagnetic particle coating technology for drug delivery applications, including controlled drug release using electromagnetic fields. A Powerpoint presentation provided by Mr. Lanzafame was presented at the Meeting, and is available for viewing on the Company's website at www.biophan.com/2004.php . The Company also announced that Nanoset, LLC, its nanomagnetic particle technology partner, had filed several patents on the technology, including a 540 page patent application filed two weeks prior to the meeting. Biophan holds the worldwide exclusive license for medical applications developed by Nanoset.


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                                      -3-


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BIOPHAN TECHNOLOGIES, INC.
                                                -----------------------------
                                                        (Registrant)


Date: July 19, 2004                            /s/ Robert J. Wood
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                                                        (Signature)

                                               Robert J. Wood
                                               CFO, Treasurer
                                               (Principal Financial Officer)